Exhibit 10.59

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Agreement”) is made as of the 9th day of January, 2007, between AIG MORTGAGE CAPITAL, LLC, a Delaware limited liability company, having an address at 1999 Avenue of the Stars, 38th Floor, Century City, Los Angeles, California 90067 (“Selling Lender”), and KBS SE RETAIL, LLC, a Delaware limited liability company, having an address 620 Newport Center Drive, Suite 1300, Newport Beach, California, 92660 (“Purchasing Lender”).

RECITALS:

WHEREAS, pursuant to a certain Loan Agreement, dated as of December 21, 2006, AIG MORTGAGE CAPITAL, LLC, a Delaware limited liability company, as senior mortgage lender (“Senior Lender”) has made a loan in the principal amount of up to $49,600,000 (“Senior Loan”) TO WESTMARKET ASSOCIATES 2006 LLC, LITTLE RIVER ASSOCIATES 2006 LLC, CLINTON ASSOCIATES 2006 LLC, NEWMARKET ASSOCIATES 2006 LLC, APOPKA ASSOCIATES 2006 LLC, AND WESTGATE ASSOCIATES 2006 LLC, each a Delaware limited liability company (“Senior Borrower”);

WHEREAS, pursuant to a certain Mezzanine Loan Agreement, dated as of DECEMBER 21, 2006, Senior Lender has also made a mezzanine loan in the principal amount of $8,000,000.00 (“Mezzanine Loan”) as mezzanine lender (additionally referred to herein as “Mezzanine Lender”) to WESTMARKET ASSOCIATES 2006 MB LLC, LITTLE RIVER ASSOCIATES 2006 MB LLC, CLINTON ASSOCIATES 2006 MB LLC, NEWMARKET ASSOCIATES 2006 MB LLC, APOPKA ASSOCIATES 2006 MB LLC, and WESTGATE ASSOCIATES 2006 MB LLC, each a delaware limited liability company (collectively, the “Mezzanine Borrower”);

WHEREAS, Lender and Mezzanine Lender, entered into that certain Intercreditor Agreement, dated as of December 21, 2006 (the “Intercreditor Agreement”);

WHEREAS, pursuant to that certain Omnibus Assignment, dated as of the date hereof (the “Assignment”), Mezzanine Lender has assigned all its right, title and interest in and to the Mezzanine Loan and the Mezzanine Loan Documents to Purchasing Lender and this Agreement shall serve as notice to Senior Lender of such assignment; and

WHEREAS, Purchasing Lender is willing to accept the Assignment, and in connection with the transactions contemplated thereby, assume the obligations of Selling Lender under the Intercreditor Agreement, in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the covenants, agreements, representations and/or warranties of Selling Lender and Purchasing Lender set forth herein and in the Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of Selling Lender and Purchasing Lender, Selling Lender and Purchasing Lender do hereby agree as follows:

1. Defined terms are indicated herein by initial capital letters. Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement.

2. Selling Lender (but only in its capacity as the owner of the Mezzanine Loan) hereby assigns all of its right, title and interest in and to the Intercreditor Agreement to Purchasing Lender.

3. In addition, Purchasing Lender hereby remakes, for the benefit of each of Senior Lender each of the representations and warranties set forth in Section 3 of the Intercreditor Agreement to the same extent and with the same force as if fully set forth herein as required pursuant to Section 3 thereof. Future assignments of the Mezzanine Loan shall be in accordance with, and subject to, the terms of the Intercreditor Agreement.

4. To Purchasing Lender’s knowledge, Purchasing Lender hereby represents and warrants to each of Senior Lender, Exhibit A attached hereto and made a part hereof is a true, correct and complete listing of all of the loan documents related to the Mezzanine Loan (the “Mezzanine Loan Documents” including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Purchasing Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Mezzanine Loan Documents.

5. Purchasing Lender hereby accepts the foregoing assignment of the Intercreditor Agreement and the other Mezzanine Loan Documents and hereby assumes and agrees to fulfill, perform and discharge, from and after the date hereof, all of the commitments, obligations and liabilities of Selling Lender under the Intercreditor Agreement and the Mezzanine Loan Documents accruing from and after the date hereof, to the same effect as if Purchasing Lender had been the Selling Lender under the Intercreditor Agreement.

6. This Agreement shall serve as notice to Senior Lender of the purchase of the Mezzanine Loan by Purchasing Lender and the assignment and assumption of all rights and obligations of Selling Lender under the Mezzanine Loan Documents by Purchasing Lender.

7. Except as expressly set forth herein and in the Assignment, the assignments contemplated herein are made without representation or warranty, express or implied and without recourse to the Selling Lender in any manner whatsoever.

8. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

9. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, shall be deemed one agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to by duly executed as of the day and year first above written.

SELLING LENDER:

AIG MORTGAGE CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Authorized Signatory
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASING LENDER:

KBS SE RETAIL, LLC a Delaware limited liability company

By:	KBS REIT ACQUISITION VIII, LLC, a Delaware limited liability company, its sole member

	By:	KBS Limited Partnership, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

			By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A

(Mezzanine Loan Documents)

All documents dated as of December 21, 2006, unless otherwise indicated.

1. Mezzanine Loan Agreement, by and between Borrower and Mezzanine Lender;

2. Promissory Note, in the principal sum of $8,000,000, made by Borrower in favor of Mezzanine Lender;

3. Six (6) Pledge and Security Agreements, made by each Borrower in favor of Mezzanine Lender;

4. Environmental Indemnity, made by Borrower, Stephen J. Garchik, Ronald D. Strawn, in favor of Mezzanine Lender;

5. Guaranty Agreement, made by Stephen J. Garchik, Ronald D. Strawn, in favor of Mezzanine Lender;

6. Six (6) UCC-1 Financing Statements filed with the Delaware Secretary of State naming each Borrower as Debtor and Mezzanine Lender as Secured Party;

7. Six (6) Certificates Concerning Leases and Financial Condition given by each Owner (as defined in the Loan Agreement) in favor of Mezzanine Lender and Purchasing Lender;

8. Six (6) Certificates Concerning Governing Documents given by each Borrower in favor of Mezzanine Lender and Purchasing Lender;

9. Six (6) Irrevocable Proxy Agreements between each Borrower, its respective Owner and Mezzanine Lender;

10. Six (6) Instructions to Register Pledge given by each Borrower and acknowledged by Mezzanine Lender;

11. Six (6) Confirmation Statements and Instruction Agreements between each Borrower, its respective Owner and Mezzanine Lender;

12. Assignment of Management Agreement and Subordination of Management Fees, made by each Owner (as defined in the Loan Agreement) in favor of Mezzanine Lender;

13. Mezzanine Deposit Account Agreement amongst Wells Fargo Bank, N.A., Mezzanine Lender and Purchasing Lender;

14. Intercreditor Agreement by and between Mezzanine Lender and Senior Lender;

15. Opinion Letter of Connolly Bove Lodge & Hutz LLP;

16. Opinion Letter of Connolly Bove Lodge & Hutz LLP

17. Opinion Letter of Wilmer Cutler Pickering Hale and Dorr LLP;

18. Opinion Letter of Ellenoff Grossman & Schole LLP;

19. Opinion Letter of Hiersche, Hayward, Drakeley & Urbach, P.C.

20. Eagle 9 UCC Loan Policy No. UCC060402 Pro Forma issued by Commonwealth Land Title Insurance Company. (copy);

21. Omnibus Assignment, between Mezzanine Lender as Assignor, and Purchasing Lender as Assignee;

22. Assignment and Assumption Agreement, between Mezzanine Lender as Assignor, and Purchasing Lender as Assignee;

23. Allonge to Promissory Note, made by Mezzanine Lender in favor of Purchasing Lender;

24. Notice to Borrower by Mezzanine Lender and acknowledged by Purchasing Lender;

25. Notice to Owner (as defined in the Loan Agreement) by Mezzanine Lender and acknowledged by Purchasing Lender;

26. Notice to Guarantors (as defined in the Loan Agreement) by Mezzanine Lender and acknowledged by Purchasing Lender; and

27. Six (6) UCC-3 Amendments to be filed with the Delaware Secretary of State naming Purchasing Lender as Secured Party;